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     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you
are in any doubt as to how to act, you should consult your financial or legal advisor immediately.

     If you have sold or otherwise transferred all your American Depositary Shares ("ADSs") of NCL Holding ASA, please forward this document and all accompanying documents at once to the stockholder, bank or other agent through or to whom the sale or transfer was effected, for transmission to the purchaser or transferee.

                         NOTICE OF GUARANTEED DELIVERY

                      TO TENDER AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                                NCL HOLDING ASA

                       PURSUANT TO THE OFFER TO PURCHASE,
                            DATED JANUARY 13, 2000,

                                       BY

                                ARRASAS LIMITED

                          A WHOLLY OWNED SUBSIDIARY OF

                                STAR CRUISES PLC

     As set forth under "The U.S. Offer--Procedures for Tendering Securities--Valid Transfer of ADSs" in the Offer to Purchase, dated January 13, 2000 (the "OFFER TO PURCHASE"), this form, or one substantially equivalent hereto, must be used to accept the U.S. Offer if your ADRs are not immediately available or you cannot deliver your ADRs and all other required documents to the Depositary or complete the procedures for book entry transfer before the Expiration Time, as the case may be. This form must be delivered by hand or by mail to the Depositary and must include a signature guarantee by an Eligible Institution. See "Guaranteed Delivery Procedures" in the Offer to Purchase under the caption "The U.S. Offer--Procedures for Tendering Securities--Valid Tender of ADSs." Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Offer to Purchase.

                               The Depositary is:

                              THE BANK OF NEW YORK

             BY MAIL:                   FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT COURIER:
   Tender & Exchange Department     (for Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6213                   101 Barclay Street
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248       FOR CONFIRMATION TELEPHONE:          New York, New York 10286
                                             (800) 507-9357

     In the case of ADSs held through the Book-Entry Transfer Facility, the Notice of Guaranteed Delivery must be delivered to the Depositary by a participant in the Book-Entry Transfer Facility via the Book-Entry Transfer Facility confirmation system.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN (A) TO AN ADDRESS SET FORTH ABOVE, OR (B) BY MEANS OF THE BOOK-ENTRY TRANSFER FACILITY CONFIRMATION SYSTEM DOES NOT CONSTITUTE VALID DELIVERY. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.
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     This form is not to be used to guarantee a signature. If a signature on a
Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on such Letter of Transmittal.

     SHARES MAY NOT BE TENDERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

Ladies and Gentlemen:

     The undersigned hereby tenders to Arrasas Limited (the "OFFEROR") the ADSs indicated below, upon the terms and subject to the conditions set forth below and pursuant to the guaranteed delivery procedures described in the Offer to Purchase under the caption "The U.S. Offer--Procedures for Tendering Securities--Valid Tender of ADSs--Guaranteed Delivery Procedures" and the related Letter of Transmittal.

Number of ADSs:

------------------------------

ADR No.(s) (if available):                           Name(s) of Record Holder(s):

------------------------------                       ---------------------------------------------------

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                                                     Address:
                                                     ---------------------------------------------------

                                                     (Street Address)
                                                     ---------------------------------------------------

                                                     (City)                    (State)            (Zip
                                                     Code)
                                                     Area Code and Telephone No.:
                                                     ---------------------------------------------------

                                                     Signature(s):
                                                     ---------------------------------------------------
                                                     ---------------------------------------------------
                                                     ---------------------------------------------------

                                                     Date:
                                                     ---------------------------------------------------

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

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, an Eligible Institution, hereby guarantees that either the ADR certificate(s) which evidence the ADSs tendered hereby, in proper form for transfer, or timely confirmation of a book-entry transfer of such ADSs into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents will be received by the Depositary at one of its addresses set forth above within three (3) NYSE trading days after the date of execution hereof.

Name of Firm:
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Title
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(Authorized Signature)

Name:
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      (Please Type or Print)

Address:
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(City)            (State)           (Zip Code)

Area Code and Tel. No.:
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Date:
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NOTE:  DO NOT SEND SECURITIES WITH THIS FORM; SECURITIES SHOULD BE SENT ONLY
       WITH YOUR LETTER OF TRANSMITTAL

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